                            SEATTLE FILMWORKS, INC.
                          INCENTIVE STOCK OPTION PLAN
                             AMENDED AND RESTATED
                              AS OF APRIL 1, 1996


          This Incentive Stock Option Plan (the "Plan") provides for the grant of options (the "Options") to acquire shares of Common Stock, $.01 par value (the "Common Stock") of Seattle FilmWorks, Inc. (the "Corporation") and is intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Options qualifying under Section 422 of the Code are referred to herein as "Incentive Stock Options" and Options not qualifying under section 422 are referred to herein as "Non-Qualified Stock Options."


          1. PURPOSE
             -------

          The purpose of this Plan is to retain the services of key employees of the Corporation, to encourage such employees to acquire a greater proprietary interest in the Corporation, thereby strengthening their incentive to achieve the objectives of the shareholders, and to serve as an aid and inducement in the hiring of new key employees.

          2. ADMINISTRATION
             --------------

          This Plan shall be administered by the Board of Directors of the Corporation (the "Board"), if each director is both a "disinterested person" (as defined below) and an "outside director" (as defined below). If all directors are not "disinterested persons" and "outside directors," or if the Board so desires, the Plan shall be administered by a committee designated by the Board and composed solely of two (2) or more members of the Board, each of whom is a "disinterested person" and an "outside director" which committee (the "Committee") may be an executive, compensation or other committee, including a separate committee especially created for this purpose. The Committee shall have the powers and authority vested in the Board hereunder (including the power and authority to interpret any provision of this Plan or of any Option). The members of any such Committee shall serve at the pleasure of the Board. A majority of the members of the Committee shall constitute a quorum, and all actions of the Committee shall be taken by a majority of the members present. Any action may be taken by a written instrument signed by all of the members of the Committee and any action so taken shall be fully effective as if it had been taken at a meeting. The Board, or any committee thereof appointed to administer the Plan, is referred to herein as the "Plan Administrator." "Disinterested person" shall be defined by reference to the rules and regulations promulgated under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). "Outside director" shall be defined by reference to the regulations promulgated under
Section 162(m)(4)(C)(i) of the Code.

          Subject to the provisions of this Plan, and with a view to effecting its purpose, the Plan Administrator shall have sole authority, in its absolute discretion, to (a) construe and interpret this Plan; (b) define the terms used in this Plan; (c) prescribe, amend and rescind rules and regulations relating to this Plan, (d) correct any defect, supply any omission or reconcile any inconsistency in this Plan; (e) determine the individuals to whom Options shall be granted under this Plan and whether the Option is an Incentive Stock Option or a Non-Qualified Stock Option; (f) determine the time or times at which Options shall be granted under this Plan; (g) determine the number of shares of Common Stock subject to each Option, the exercise price of each Option, the duration of each Option and the times at which each Option shall become exercisable; (h) determine all other terms and conditions of Options; and (i) make all other determinations necessary or advisable for the administration of this Plan. All decisions, determinations and interpretations made by the Plan Administrator shall be binding and conclusive on all participants in this Plan and on their legal representatives, heirs and beneficiaries.

          The Board or the Committee may delegate to one or more executive officers of the Corporation the authority to grant Options under this Plan to employees of the Corporation who, at the time of grant, are neither subject to
Section 16(b) of the Exchange Act with respect to the Common Stock nor a "covered employee" within the meaning of Section 162(m)(3) of the Code ("Non-Insiders") and in connection therewith the authority to determine: (a) whether the Option is an Incentive Stock Option or a NonQualified Stock Option; (b) the number of shares of Common Stock subject to such Option; (c) the duration of the Option; (d) the vesting schedule for determining the times at which such Option shall become exercisable; and (e) all other terms and conditions of such Options. The exercise price for any Option granted by action of an executive officer pursuant to such delegation of authority shall not be less than the fair market value per share of the Common Stock on the Date of Grant. Unless expressly approved in advance by the Board or the Committee, such delegation of authority shall not include the authority to accelerate the vesting, extend the period for exercise or otherwise alter the terms of outstanding Options. The term "Plan Administrator" when used in any provision of this Plan other than Sections 2, 5(k), 5(l) and 11 shall be deemed to refer to the Board or the Committee, as the case may be, and an executive officer who has been authorized to grant Options pursuant hereto, insofar as such provision may be applied to Non-Insiders and Options granted to Non-Insiders.

          3. ELIGIBILITY
             -----------

          Persons eligible to receive Options shall be such regular and full-time employees of the Corporation holding key positions (the "Employees" or "Employee") as the Plan Administrator in its discretion, may select. Options may be granted in substitution for outstanding options of another corporation in connection with the merger, consolidation, acquisition of property or stock or other reorganization between such other corporation and the Corporation or any subsidiary of the Corporation. Options also may be granted in exchange for outstanding Options. If any Option granted pursuant to this Plan expires or is terminated for any reason, those shares of Common Stock allocable to the unexercised portion of such Option may again be subject to an Option granted to the same or a different Optionee. No person shall be granted options to purchase more than 375,000 shares of Common Stock in any fiscal year (subject to adjustment as set forth in Section 5(m) hereof). Any person to whom an Option is granted under this Plan is referred to herein as an "Optionee."

          4. STOCK
             -----

          The Stock for which Options may be granted under this Plan and under the Corporation's 1987 Stock Option Plan shall be an aggregate of not more than 4,603,125 of the Corporation's authorized but unissued, or reacquired, Common Stock, subject to adjustment as set forth in Section 5(1). If any outstanding Option expires or is terminated for any reason, those shares of Stock allocable to the unexercised portion of such Option may again be subject to an Option to the same or to a different Employee; provided however, that any cancelled
                                     ----------------
Options will be counted against the maximum number of shares with respect to which Options may be granted to any particular person as set forth in Section 3 hereof.

          5. TERMS AND CONDITIONS OF OPTIONS
             -------------------------------

          Each Option granted pursuant to this Plan shall be evidenced by written agreements approved by the Plan Administrator (the "Agreements"). Agreements may contain such additional provisions, not inconsistent herewith, as the Plan Administrator in its discretion may deem advisable. All Options shall also comply with the following requirements:

             a. Number of Shares
                ----------------

          Each Agreement shall state the number of shares to which it pertains and whether the Option evidenced thereby is an Incentive

Stock Option or a Non-Qualified Option. The aggregate fair market value (determined at the Date of Grant, as defined below) of the stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (granted under this Plan and all other Incentive Stock Option plans of the Corporation or a predecessor corporation) shall not exceed $100,000, or such other limit as may be prescribed by the Code as it may be amended from time to time. Any Option which exceeds the annual limit shall not be void but rather shall be a Non-Qualified Stock Option.

             b. Date of Grant
                -------------

          Each Agreement shall state the date which the Plan Administrator has deemed to be the effective date of the Option for purposes of this Plan (the "Date of Grant").

             c. Option Price
                ------------

             (1) Each Option shall state the price per share of Stock at which it is exercisable. This price shall be equal to or greater than the fair market value of the Stock on the Date of Grant. For the purposes of this Section the term "fair market value" on any given day means: (i) if the Common Stock is listed on a national securities exchange, the average of the high and low prices of the Common Stock of the Corporation on such exchange or such other national securities exchange as shall be designated by the Plan Administrator; or (ii) if the Common Stock is traded in the over-the-counter securities market, the last sale price of the Common Stock as quoted by NASDAQ National Market System or, if the Common Stock is not quoted in the National Market System, the mean between the closing bid and asked prices of Common Stock as quoted by NASDAQ. Incentive Stock Options granted in substitution for outstanding Options of another corporation in connection with the merger, consolidation, acquisition of property or stack or other reorganization involving such other corporation and the Corporation or any subsidiary of the Corporation may be granted with an exercise price equal to the exercise price for the substituted Option of the other corporation, subject to any adjustment consistent with the terms of the transaction pursuant to which the substitution is to occur.

          (2) If an Employee owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or its parent or subsidiary corporation the Option price for any Incentive Stock Option granted hereunder shall be one hundred ten percent (110%) of the value otherwise determined in section 5(c)(1) and such Incentive Stock Option must lapse by its terms within five (5) years from the date of grant. The attribution of stock ownership rules in section 424(d) of the

Code are incorporated herein by this reference and apply for purposes of calculating the ten percent (10%) voting power limitation.

          d. Termination of Employment
             -------------------------

          (1) Death:  If Employee's employment with the Corporation is
              -----
terminated by reason of death, the Employee's personal representative, heirs or devisees shall be entitled to exercise all vested Options for one (1) year after the date of death.

          (2) Disability:  If Employee's employment with the Corporation is
              ----------
terminated by reason of disability the Employee shall be entitled to exercise all vested Options for one (1) year after the date of disability.

          For purposes of the Plan, unless otherwise defined in the Agreement, the Plan Administrator shall determine whether an Optionee has incurred a disability on the basis of medical evidence acceptable to the Plan Administrator. Upon making a determination of disability, the Plan Administrator shall, for purposes of the Plan, determine the date of an Optionee's termination of employment or contractual relationship.

          (3) Other Termination:  If Employee's employment by the corporation is
              -----------------
terminated, voluntarily or involuntarily, for any other reason, the Employee shall be entitled to exercise all Options which are vested on the date of termination for a period of three (3) months after such date of termination. If the employment of an Employee who is an officer or director of the corporation is terminated, voluntarily or involuntarily, for any other reason, such officer or director shall be entitled to exercise all Options which are vested on the date of termination for a period of one hundred ninety (190) days after such date of termination.

          (4) All Options not exercised during the periods prescribed in section 5(d), herein, shall terminate. Unless accelerated in accordance with Section 5(e) below, unvested Options shall terminate immediately upon the termination of employment of the Optionee by the Corporation for any reason whatsoever, including death or disability.

          e. Term and Vesting of Options
             ---------------------------

          In order to ensure that the Corporation will receive the benefits contemplated in exchange for the grant of Options pursuant hereto, no Option shall be exercisable until it has vested or as provided in subsections (k) or
(1) below.  The vesting schedule for each Option shall be specified by the Plan

Administrator at the time of grant of the Option. Each Option shall terminate, to the extent not previously exercised, upon the occurrence of the first to occur of the following events: (i) the expiration of the period prescribed in
Section 5(c) or (d) herein; or (ii) the date which is ten (10) years after the date of grant.

          All outstanding Options shall become immediately vested and fully exercisable on the day before the first to occur of the following events (each an "Event"), unless a majority of the Board of Directors in office on the date an Event occurs shall approve a resolution providing otherwise within three business days after an Event occurs:

          (i) Any Person (as defined in Section 13(d) of the Securities Exchange Act of 1934 (the "Exchange Act")), other than a broker, bank or trust company holding Common Stock of the Corporation for the account of customers who are not members of a "group" (within the meaning of section 13(d) of the Exchange Act), becomes the record or beneficial owner of 30% or more of any class of the Corporation's voting equity securities, as disclosed in the Corporation's stock records or in any other way, including, without limitation, any filing with the Securities and Exchange Commission or otherwise; or

          (ii) The purchase of 30% or more of any class of the Corporation's stock pursuant to any tender offer or exchange offer for shares of the Corporation's stock, other than one made by the Corporation; or

          (iii) Approval by the shareholders of the Corporation (or, if later, approval by the shareholders of a third party) of any merger, consolidation, reorganization or other transaction providing for the conversion or exchange of more than 50% of the outstanding shares of the Corporation's stock into securities of a third party, or cash, or property, or a combination of any of the foregoing.

          f.   Exercise of Options
               -------------------

          Options shall be exercisable, to the extent vested, either all or in part, at any time during the term prescribed above; provided, however, that no Incentive Stock Options granted prior to January 1, 1987 may be exercised until all previously granted Incentive Stock Options have been exercised or lapsed in accordance with their terms. The foregoing proviso shall not apply to Incentive Stock Options granted on or after January 1, 1987. If less than all of the vested shares under the terms of any Option are purchased, the difference between the amount vested and the amount purchased may be purchased at any subsequent time prior to the expiration of the Option term with respect to said shares. Only whole shares may be issued pursuant to an Option, and to the extent that an Option covers a fraction of a share, it is unexercisable.
Options or portions thereof may be exercised by giving written notice thereof to the Corporation, which notice shall specify the number of shares to be purchased, and be accomplished by payment in cash or by certified or cashier's check in the amount of the aggregate Option price for the Stock so purchased. The Corporation shall not be obligated to issue, transfer, or deliver a certificate evidencing Common Stock to any Employee, or his personal representative, until the entire Option price for all shares for which the Option shall have been exercised is paid.

          g.   Payment Upon Exercise of Option
               -------------------------------

          In addition to payment in cash by certified check or cashier's check, an Optionee may pay for all or any Stock purchased upon the exercise of any Option by delivering to the Corporation shares of Stock previously held by such Optionee or, with the permission of the Plan Administrator, by having shares withheld from the amount of shares of Stock to be received by the Optionee. The shares of Stock received by the Corporation or withheld by the Corporation as payment for shares of Stock purchased upon the exercise of Options shall have a fair market value (as established by the Plan Administrator) equal to the aggregate Option exercise price (or portion thereof) to be paid through the exchange of previously held shares of Stock or through the withholding of shares of Stock to be received by the Optionee upon exercise.

          h.   Rights as a Shareholder
               -----------------------

          An Optionee or a transferee of an Option shall have no rights as a shareholder with respect to any shares covered by the Option, until the Optionee becomes a record holder of such shares, irrespective or whether or not he has given notice of exercise. Subject to the provisions of Section 5(1) hereof, no rights shall accrue to an Optionee and no adjustments shall be made on account of dividends (ordinary or extraordinary whether in cash, securities or other property) or distributions or other rights declared on, or created in, the capital stock of the Corporation for which the record date is prior to the date the Optionee becomes a record holder of the shares covered by the Option, irrespective of whether or not he has given notice of exercise.

          i.   Transfer of Options
               -------------------

          Options shall not be transferred by the Optionee other than by will or the laws of descent and distribution.

          j.   Securities Regulation
               ---------------------

               (1) No Option shall be exercisable unless such Option and Stock to be issued pursuant thereto shall be registered under appropriate federal and state securities laws, or shall be exempt therefrom, in the opinion of the Plan Administrator upon advice of counsel to the Company.

     Each Agreement shall contain adequate provisions to assure that there are no violations of the relevant provisions of laws. Where necessary to effect exemption from registration under such laws, an Optionee hereunder shall be required, upon the exercise of an Option, to take the Common Stock with investment intent and not with a view to its distribution, and to present to the Plan Administrator a letter to that effect in a form suitable to the Plan Administrator. The Plan Administrator may take such other action or require such other action or agreement by an Optionee as may from time to time be necessary to comply with appropriate federal and state securities laws. This provision shall in no way obligate the Corporation to undertake the registration of the Options or shares of Common Stock issuable upon exercise thereof.

               (2) Issue, transfer or delivery of certificates of Common Stock pursuant to the exercise of Options may be delayed, at the discretion of the Plan Administrator, until the Plan Administrator is satisfied that the applicable requirements of the federal and state securities laws and the withholding provisions of the Code have been met.

          k.   Mandatory Exercise
               ------------------

          If the Corporation files a registration statement under the Securities Act of 1933, as amended with respect to the Corporation's Common Stock, the Plan Administrator may require the holders of any outstanding Options to exercise any portion of or all of the Options held by them within thirty (30) days after the receipt by such Option holders of notice from the Corporation. Any outstanding Options required to be exercised by the Corporation pursuant to this subsection and not exercised within said thirty day period shall terminate.

          l.   Stock Dividend, Reorganization or Liquidation
               ---------------------------------------------

          Until the Optionee becomes a record holder of the shares of Common Stock covered by each outstanding Option, the number of such shares and the Option price per share thereof shall be proportionately adjusted for an increase or decrease in the number of issued shares of the Corporation resulting from a subdivision or consolidation of shares, payment of a stock dividend, or any other increase or decrease in the number of shares effected by the Corporation without receipt of or for a nominal consideration, and to the extent that such action shall include an increase or decrease in the number of shares of Common Stock subject to outstanding Options. The number of shares available under Section 4 of this Plan shall automatically be increased or decreased, as the case may be, proportionately, without further action on the part of the Plan Administrator, the Corporation or the Corporation's shareholders.

          If the presently authorized capital stock of the Corporation is changed into the same number of shares with a different par value, the stock resulting from any such change shall be deemed to be Common Stock within the meaning of the Plan, and each Option shall apply to the same number of shares of such new stock as it applied to old shares immediately prior to such change.

          If the Corporation is the surviving or resulting corporation in any "reorganization," as that term is defined in Section 368 of the Code, each outstanding Option shall apply to such securities of the Corporation after the reorganization as a holder of the number of shares of Common Stock subject to the Option would be entitled under the terms of the reorganization. If, pursuant to the terms of any reorganization in which the Corporation is not the surviving or resulting corporation, Options granted hereunder are assumed by the surviving or resulting corporation, each Option shall continue in full force and effect, and shall apply to the same number and class of securities of the surviving corporation as a holder of the number of shares of Common Stock subject to the Option would be entitled under the terms of the reorganization. Should any such surviving or resulting corporation assume Options granted hereunder, the type and terms of securities of the surviving of resulting corporation to which Options would then be deemed to apply shall be fixed solely by the terms of any applicable reorganization agreement, and holders of Options shall have no rights whatsoever concerning the type and terms of the substituted securities to which Options would then apply. In particular, holders of Options shall have no rights as to the setting of distribution, payment, expiration or maturity dates of any preferred stock, certificates of contingent interest, bonds, debentures, warrants rights, Options or other securities of any surviving or resulting corporation, with respect to the date or dates of exercise of such Options; but any such distribution, payment, expiration or maturity date shall be determined solely by the terms of any such reorganization agreement.

          If the Corporation is liquidated or dissolved, or if there is a reorganization in which the corporation is not the surviving or resulting corporation and the Options granted hereunder are not assumed by the surviving or resulting corporation, the Plan Administrator, in its sole discretion may allow the holders of any outstanding Options to exercise all or any part of the unvested portion of the Options held by them; provided, however, that such Options are exercised prior to the effective date of the liquidation or dissolution or reorganization. If the Option holders do not exercise their Options prior to such effective date, or if the Corporation does not allow the Option holders to exercise the unvested portion of such Options, each outstanding Option shall terminate as of the effective date of the liquidation or dissolution or reorganization.

          In lieu of assuming any Option, any resulting or surviving corporation may substitute new options for Options, as contemplated by Section 424 of the Code, and in such event each outstanding Option shall terminate as of the date of effectiveness of the corresponding substitute option. In the event of reorganization, surviving Options or substitute options shall have the same vesting dates as the corresponding Incentive Stock Options granted hereunder.

          The foregoing adjustments in the shares subject to Options shall be made by the Plan Administrator, or by any successor administrator of the Plan, or by the applicable terms of any assumption or substitution document, any adjustments so made shall be final, binding and conclusive.

          Except as provided in this Section 5(1), no Optionee shall have rights by reason of any subdivision or consolidation of shares of Common Stock of any class including shares of Common Stock, or the payment of any Common Stock dividend on shares of Common Stock or any other increase or decrease in the number of shares of Common Stock, or by reason of any liquidation, dissolution, corporate combination or division; and any issue by the Corporation of shares of Common Stock of any class including shares of Common Stock, or securities convertible into shares of Common Stock of any class including shares of Common Stock shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to any Option.

          The grant of an Option shall not affect in any way the right or power of the Corporation to make adjustments, reclassification, reorganizations or changes in its capital or business structure, or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

          6.   TERM OF PLAN
               ------------

          Options may be granted pursuant to this Plan from time to time until December 31, 2005.

          7.   NO OBLIGATION TO EXERCISE STOCK OPTIONS
               ---------------------------------------

          The granting of an Option shall impose no obligation upon the Optionees to exercise such Option.

          8.   NO RIGHT TO OPTIONS OR EMPLOYMENT
               ---------------------------------

          The decision as to whether to grant or to whom to grant any Options to be granted hereunder shall be exclusively within the discretion of the Plan Administrator, and nothing contained herein shall be construed as giving any Employee any right to participate hereunder. The granting of an Option hereunder shall in no way constitute any form of agreement or understanding binding on the corporation, express or implied, that the Corporation will employ an Optionee for any length of time.

          9.   APPLICATION OF FUNDS
               --------------------

          The proceeds received by the Corporation from the sale of Stock, pursuant to Options granted hereunder, will be used for general corporate purposes.

          10.  INDEMNIFICATION OF PLAN ADMINISTRATOR
               -------------------------------------

          In addition to all other rights of indemnification they may have as directors of the Corporation or as members of the Committee, members of the Board and of the Plan Administrator shall be indemnified by the Corporation for all reasonable expenses and liabilities of any type and nature, including attorneys' fees, incurred in connection with any action, suit or proceeding to which they or any of them are a party by reason of, or in connection with, any Option granted hereunder; and against all amounts paid by them in settlement thereof (if such settlement be approved by the independent legal counsel selected by the Corporation), except to the extent that such expenses relate to matters for which it be adjudged such Plan Administrator members are liable for willful misconduct; provided that within fifteen (15) days after institution of any such action, suit or proceeding the Plan Administrator member(s) involved therein shall, in writing, notify the Corporation thereof, so that the Corporation may have the opportunity to make appropriate arrangements to prosecute or defend the same.

          11.  AMENDMENT OF PLAN
               -----------------

          The Plan Administrator may, at any time, modify or amend this Plan and Options granted hereunder, except that no amendment with respect to an outstanding Option shall be made over the objection of the Optionee thereof; and provided further, that any amendment for which shareholder approval is required by

Securities and Exchange commission Rule 16b-3, as amended from time to time, or any successor rule or regulatory requirements (the "Rule"), in order for the Plan to be eligible or continue to qualify for the benefits of the Rule shall be subject to approval of the requisite percentage of the shareholders of the Corporation in accordance with the Rule. Without limiting the generality of the foregoing, the Plan Administrator may modify grants to persons who are eligible to receive Options under this Plan who are foreign nationals or employed outside the United States to recognize differences in local law, tax policy or custom.


                         SEATTLE FILMWORKS, INC.


                         //s//Case H. Kuehn
                              Vice President, Treasurer and Chief
                              Financial Officer